SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[X] Definitive Proxy Statement

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JF China Region Fund, Inc.

(Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JF CHINA REGION FUND, INC.
J.P. Morgan Chase Bank, N.A.
1 Beacon Street, 18th Floor
Boston, Massachusetts 02108, USA
April 17, 2013
Dear Stockholder:
I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JF China Region Fund, Inc. which will be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 9, 2013, at 11:00 a.m.
I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the proxy card in the postage-paid envelope provided.
My fellow directors and I wish to extend to you an invitation to attend this year’s Annual Meeting of Stockholders, and very much look forward to meeting with you.
Yours faithfully,
/s/ The Rt. Hon. The Earl of Cromer
The Rt. Hon. The Earl of Cromer
Chairman

JF CHINA REGION FUND, INC.
J.P. Morgan Chase Bank, N.A.
1 Beacon Street, 18th Floor
Boston, Massachusetts 02108 USA
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2013
To the Stockholders:
Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of JF China Region Fund, Inc. (the “Fund”) will be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 9, 2013, at 11:00 a.m., and at any adjournments or postponements thereof, for the following purposes:
(1)	to elect two directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified; and
(2)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Friday, March 15, 2013, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Christopher D. Legg
Christopher D. Legg Secretary
Boston, Massachusetts
April 17, 2013
YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Fund’ s Annual Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2013
The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the internet at www.jfchinaregion.com/proxystatement.pdf

JF CHINA REGION FUND, INC.
J.P. Morgan Chase Bank, N.A.
1 Beacon Street, 18th Floor
Boston, Massachusetts 02108 USA
PROXY STATEMENT
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of JF China Region Fund, Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 9, 2013, at 11:00 a.m., and at any adjournments or postponements thereof, for the following purposes:
(1)	to elect two directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified; and
(2)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The enclosed proxy and this Proxy Statement are first being sent to the Fund’s stockholders on or about April 17, 2013.
THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT AND ANY MORE RECENT REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010, USA
800-426-5523
www.computershare.com
The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.
The Board of Directors has selected Susan N. Morrison and Noël T. Barnes to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Boston, Massachusetts address indicated above or by voting in person at the Meeting.
The Board of Directors has fixed the close of business on March 15, 2013, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. At that date, there were outstanding and entitled to vote 6,447,637 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected for each share held), with no shares having cumulative voting rights. Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Abstentions and broker non-votes will not be counted as “votes cast” on any proposal, and abstentions and broker non-votes will have no effect on Proposal 1.
The principal executive offices of the Fund are located at J.P. Morgan Chase Bank, N.A., 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS
The Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants as of March 15, 2013. However, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund as of that date.
Title of Class	Name and Address	Number of Shares	Percent of Class[1]
Common Stock	CEDE & Co. c/o Depository Trust Company Box 20 New York, New York 10004-9998	6,397,162	99.22%
Common Stock	City of London Investment Group PLC[2] 77 Gracechurch Street London, EC3V 0AS England	2,461,136	38.20%
Common Stock	Lazard Asset Management LLC[3] 30 Rockefeller Plaza 59th Floor New York, New York 10112	1,046,277	16.23%

[1]	Because some or all of the shares attributed to CEDE & Co. may be held through the Depository Trust Company by City of London Investment Group PLC and/or Lazard Asset Management LLC, the total percentage in this column may exceed 100%.
2 Information as to beneficial ownership of City of London Investment Group PLC is based on a report filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2013.
[3]	Information as to beneficial ownership of Lazard Asset Management LLC is based on a report filed with the SEC on February 5, 2013.
The following table sets forth the beneficial ownership of shares held by all directors, the nominees and named executive officers of the Fund, individually and as a group, as of March 15, 2013.

Title of Class	Name and Address	Number of Shares	Percent of Class*
Common Stock	The Rt. Hon. The Earl of Cromer Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	7,106	0.11%
	Alexander R. Hamilton (Nominee) P.O. Box 12343 General Post Office Hong Kong	651	0.01%
	Julian M.I. Reid Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	632	0.01%
	John R. Rettberg (Nominee) 1 Beacon Street 18th Floor Boston MA, 02108 USA	500	0.01%
	Simon J. Crinage Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	—	—
	Michael J. James 21st Floor, Chater House 8 Connaught Road Central Hong Kong	—	—
	Christopher D. Legg Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	—	—
	Muriel Y.K. Sung 21st Floor, Chater House 8 Connaught Road Central Hong Kong	—	—
	All Directors and Officers as a Group*	8,889	0.14%

*	The holdings of each director and officer, and the nominee and the holdings of all directors and officers, and the nominee as a group does not exceed 1% of the Fund’s outstanding common stock. The holdings of each director and officer of shares of JF International Management Inc. (the “Investment Advisor” or “JFIMI”) and its affiliates do not exceed 1% of the value of the Investment Advisor or its affiliates.

PROPOSAL 1
ELECTION OF DIRECTORS
The Fund’s By-Laws provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated upon the election and qualification of their respective successors: Class II - 2013, Class III - 2014, and Class I - 2015. At each subsequent annual election, directors that are chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.
The terms of Messrs. Hamilton and Rettberg will expire at the 2013 Annual Meeting of Stockholders. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Messrs.  Hamilton and Rettberg to serve for terms expiring on the date on which the Annual Meeting of Stockholders is held in 2016, or until a successor is elected and qualified.
It is intended that all proxies received, unless otherwise indicated, will be voted “FOR” the election of the Nominees. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees. The Board of Directors recommends that you vote “FOR” each Nominee.
The Board of Directors knows of no reason why the Nominees will be unable to serve. If a Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board of Directors to replace the Nominee.
The Board of Directors is responsible for oversight of the Fund. The Fund has engaged JF International Management Inc. (“JFIMI”) to manage the Fund on a day-to-day basis. The Board of Directors oversees JFIMI and certain other principal service providers in the operations of the Fund. The Board of Directors is currently composed of five members, four of whom are independent directors. The Board of Directors meets at regularly scheduled meetings four times throughout the year. Under normal circumstances, in order to minimize expenses, the Board of Directors expects to hold two meetings a year by telephone. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established three standing committees — Audit, Management Engagement and Nominating — and may establish ad hoc committees or working groups from time to time, to assist the Board of Directors in fulfilling its oversight responsibilities.
The Board of Directors is chaired by an independent director, the Rt. Hon. The Earl of Cromer. As Chairman, Lord Cromer leads the Board of Directors in its activities. The directors have determined that the Board of Directors’ leadership and committee structure is appropriate because the Board of Directors believes it sets the proper tone to the relationships between the Fund, on the one hand, and JFIMI and certain other principal service providers, on the other, and facilitates the exercise of the Board of Director’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board of Directors oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board of Directors and committee activities. The Board of Directors, directly or through its committees, reviews reports from, among others, JFIMI, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of JFIMI and certain service providers. The actual day-to-day risk management with respect to the Fund resides with JFIMI and other service providers to the Fund. Although the risk management policies of JFIMI and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or JFIMI, its affiliates or other service providers.

The Board of Directors has concluded that, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each Nominee should serve as a director. Among other attributes to the Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board of Directors has taken into account the actual service and commitment of the Nominees during their tenure as directors of the Fund in concluding that each should serve. A Nominee’s ability to perform his duties effectively may have been attained through a nominee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Nominee that led the Board of Directors to conclude that he should serve as a director.
Alexander Reid Hamilton was selected to be a director of the Fund given his experience as a director in different industries, including financial services. Mr. Hamilton has experience in Asian financial markets, as both a director and as an independent public accountant in Hong Kong. Mr. Hamilton is director of Citic Pacific Limited, Cosco International Holdings Limited, Esprit Holdings Limited, Shangri-La Asia Limited and Octopus Cards Limited.
John R. Rettberg was selected to be a director of the Fund given his experience as both an officer and a director in different industries, including the financial services industry. Mr. Rettberg was previously a Trustee of the JPMorgan Alternative Products mutual fund.
The following table presents information concerning each Nominee and the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.
Name, Address and DOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS OR NOMINEES
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Chairman and Class I Director	Three year term ends in 2015; Chairman and Director since 1994	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial); Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation
Alexander R. Hamilton (Nominee) (October 4, 1941) 21st Floor, 8 Connaught Road Central, Hong Kong	Class II Director	Three year term ends in 2013; Director since 1994	Director of Citic Pacific Limited (infrastructure), Cosco International Holdings Limited (shipping); Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping) (retired May 2011).	1	See Principal Occupation

Name, Address and DOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years
John R. Rettberg (Nominee) (September 1, 1937) 1 Beacon Street 18th Floor Boston MA, 02108 USA	Class II Director	Three year term ends in 2013; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board 1997 to 2009.	1	See Principal Occupation
Julian M.I. Reid (August 7, 1944) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Class III Director	Three year term ends in 2014; Director since 1998	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’ s Walk Properties Limited (property), Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	See Principal Occupation
INTERESTED DIRECTOR
Simon J. Crinage (May 10, 1965) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	President and Class I Director	Three year term ends in 2015; Director since 2009; President since 2003**	Managing Director, J.P. Morgan Asset Management.	1	None
OFFICERS WHO ARE NOT DIRECTORS
Michael J. James (May 11, 1967) 21st Floor, 8 Connaught Road Central, Hong Kong	Treasurer	Since 2006**	Executive Director, J.P. Morgan Asset Management.	N/A	N/A
Christopher D. Legg (March 12, 1982) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Secretary	Since 2008**	Vice President, J.P. Morgan Asset Management.	N/A	N/A
Muriel Y.K. Sung (September 25, 1966) 21st Floor, 8 Connaught Road Central, Hong Kong	Chief Compliance Officer	Since 2004**	Managing Director, J.P. Morgan Asset Management.	N/A	N/A
*	The Fund is the sole fund in the fund complex.
**	The officers of the Fund serve at the discretion of the Board of Directors.
The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 15, 2013.
Name of Director	Dollar Range of Equity Securities in the Fund[1]
INDEPENDENT DIRECTORS[2]
The Rt. Hon. The Earl of Cromer	$50,001-100,000

Name of Director	Dollar Range of Equity Securities in the Fund[1]
Alexander R. Hamilton	$1-10,000
Julian M.I. Reid	$1-10,000
John R. Rettberg	$1-10,000
INTERESTED DIRECTOR[3]
Simon J. Crinage	None
1	Valuation as of March 15, 2013.
2	“Independent Directors” is defined as those directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “ 1940 Act”).
3	“Interested” is defined within the meaning of Section 2(a)(19) of the 1940 Act.
During the fiscal year ended December 31, 2012, the Board of Directors held a total of six meetings. All of the directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.
The Board of Directors has an Audit Committee. The Audit Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Audit Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act and is “independent”, as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is exempt from the independence requirements of the New York Stock Exchange, Inc. (the “NYSE”) under Section 303A.00 of the NYSE Listing Standards because the Fund is a closed-end fund. The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm. The Audit Committee met twice during the fiscal year ended December 31, 2012.
The Audit Committee meets with the Fund’s independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm (if any) and to review fees charged by the independent registered public accounting firm. The Audit Committee, composed of all of the Independent Directors, also recommends to the Board of Directors the selection of the independent registered public accounting firm. The Fund’s Audit Committee Charter is available on the Fund’s website at www.jfchinaregion.com.
The Board of Directors also has a Management Engagement Committee. The Management Engagement Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Management Engagement Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The Management Engagement Committee evaluates the investment performance of the Fund’s portfolio and considers the renewal of the Fund’s investment management contract, generally for an additional one-year period. The Management Engagement Committee met once during the fiscal year ended December 31, 2012.
The Board of Directors has a Nominating Committee. The Nominating Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Nominating Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The Nominating Committee is exempt from the independence requirements of the NYSE under Section 303A.00 of the NYSE Listing Standards because the Fund is a closed-end fund. The Nominating Committee is responsible for identifying individuals believed to be qualified to become directors and recommending to the Board of Directors such nominees to stand for election at the Fund’s annual meeting of stockholders and to fill any vacancies on the Board of Directors. The Nominating Committee did not convene during the fiscal year ended December 31, 2012. The Fund’s Nominating Committee Charter is available on the Fund’s website at www.jfchinaregion.com.
The Fund’s Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board of Directors. In nominating candidates, the Nominating Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees thereof. Although the Board of Directors does not have a specific policy with respect to diversity, the Nominating Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board of Directors’ overall effectiveness. The Nominating Committee periodically reviews the role of the Nominating Committee and the Charter and makes recommendations to the Independent Directors with respect thereto.

The Fund’s Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Deadline For Stockholder Proposals” below).
The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. However, all of the directors of the Fund then in office attended the May 10, 2012 Annual Meeting of Stockholders.
COMPENSATION OF DIRECTORS AND OFFICERS
The table below sets forth the compensation paid by the Fund to its directors who received such compensation for the year ended December 31, 2012:
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From Fund and Fund Complex Paid to Directors
INDEPENDENT DIRECTORS
The Rt. Hon. The Earl of Cromer, Chairman and Director	$63,000	None	None	$63,000
Alexander R. Hamilton, Director	$52,750	None	None	$52,750
Julian M.I. Reid, Director	$52,550	None	None	$52,550
John R. Rettberg, Director	$48,550	None	None	$48,550
INTERESTED DIRECTOR
Simon J. Crinage	Nil	None	None	Nil
Total	$216,850	None	None	$216,850
*	The directors of the Fund do not receive any pension or retirement benefits from the Fund or the Fund’s Investment Advisor.
The directors’ compensation from the Fund consists solely of directors’ annual fees and attendance fees. With effect from July 1, 2012 each Independent Director is paid an annual fee of $24,100 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. The Chairman is paid an annual fee of $35,000 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. The Audit Committee Chairman is paid an annual fee of $28,500 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. In addition, a per diem allowance of $2,000 per day is paid to directors in respect of time spent by any directors on Fund business outside normal Board and Committee meetings. The directors’ actual expenses are reimbursed.
Prior to July 1, 2012, each Independent Director was paid an annual fee of $22,000 plus $3,000 per Board meeting attended, $3,000 per Audit Committee meeting attended and $3,000 per Management Engagement Committee meeting attended. The Chairman was paid an annual fee of $32,000 plus $3,000 per Board meeting attended, $3,000 per Audit Committee meeting attended and $3,000 per Management Engagement Committee meeting attended. The Audit Committee Chairman was paid an annual fee of $26,000 plus $3,000 per Board meeting attended, $3,000 per Audit Committee meeting attended and $3,000 per Management Engagement Committee meeting attended.

A director or officer of the Fund who is also an officer or employee of the Fund’s Investment Advisor receives no remuneration from the Fund. Since all officers and “interested” directors of the Fund are also officers or employees of the Fund’s Investment Advisor, none of the officers or “interested” directors of the Fund received any compensation from the Fund for the year ended December 31, 2012.
THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES AS DIRECTOR.

AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Fund’s previous or future filings under the Securities Act of 1933, as amended, or the 1934 Act that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.
(1)	Membership and Role of the Audit Committee
The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. John R. Rettberg, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Fund’s website at www.jfchinaregion.com.
The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm.
(2)	Review of the Fund’s Audited Financial Statements for the year ended December 31, 2012
The Audit Committee has conducted specific oversight activities with respect to the Fund’s audited financial statements for the year ended December 31, 2012. The Audit Committee has discussed with PricewaterhouseCoopers, LLP (“ PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also reviewed and discussed them with the Fund’s Investment Advisor.
At its meeting on February 19, 2013, the Audit Committee also received the written disclosures and a letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PwC.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2012, be included in the Fund’s annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d-1 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PwC, located at 300 Madison Avenue, New York, New York 10017, has been recommended as the independent registered public accounting firm by a unanimous decision of the Audit Committee to audit the accounts of the Fund for and during 2013. This firm served as the independent registered public accounting firm of the Fund for 2012. The Board does not know of any direct or indirect financial interest of PwC in the Fund.
A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions.
Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund’s fiscal years ended December 31, 2011 and 2012, respectively. No fees were billed by PwC to the Fund’s Investment Advisor or its affiliates.:
Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees*	Tax Fees	All Other Fees
2011	$58,500	–	$6,100	–
2012	$62,500	–	$8,500	–
*	“Audit-Related Fees” are those fees billed to the Fund by PwC in connection with services reasonably related to the performance of the audit of the Fund’s financial statements.
The Fund’s Audit Committee Charter requires the Audit Committee to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2011, and December 31, 2012, were pre-approved by the Audit Committee.
For the Fund’s fiscal year ended December 31, 2012, PwC did not provide any non-audit services to the Fund’s Investment Advisor or to any affiliates thereof that provide services to the Fund.
THE INVESTMENT ADVISOR
JFIMI was incorporated in the British Virgin Islands in 1992 and is registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. JFIMI’s principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.
JFIMI is 100% owned by JPMorgan Asset Management (Asia) Inc., whose principal address is 270 Park Avenue, New York, NY 10017, US.
JFIMI manages one other fund with a similar objective to the Fund, the JPM China Region Fund (“JMCRF”). JMCRF is an open-ended China region fund with assets under management of US$253.4m as of March 15, 2013. For its services as investment adviser to JMCRF, JFIMI receives compensation at an annual rate of 1.25% of JMCRF’s average daily net asset value.
On November 14, 2012, the Fund’s Board of Directors considered and approved the renewal of the Investment Advisory Agreement between the Fund and JFIMI for an additional term of twelve months. At this meeting, the directors reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JFIMI. The directors considered the recommendation of the Management Engagement Committee that the Investment Advisory Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI.

In approving the renewal of the Agreement, the Committee, and the Board of Directors, concluded that:
•	The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.
•	The Committee and the Board of Directors were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board of Directors reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management.
•	The Fund’s performance, particularly in the one-year period, was improving as compared to the Fund’s peer group and had outperformed its benchmark, the MSCI Golden Dragon Index. (The Board of Directors and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) Although three-year and five-year performance lagged, it was noted that for certain longer-term periods, the Fund’s performance surpassed the benchmark. The Board of Directors and Committee noted that the Investment Advisor had made steady progress on implementing a strategic repositioning of the portfolio with the Board of Directors and Committee’s full support. The strategic repositioning included a $20M investment in the domestic China, renminbi denominated A-share market (with effect from April 13, 2012) and the utilization of leverage.
•	In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board of Directors and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to effect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.
•	The Fund’s expense ratio remained at an acceptable level.
THE ADMINISTRATOR
The Fund’s Administrator is J.P. Morgan Chase Bank, N.A., whose address is 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108 USA.

DEADLINE FOR STOCKHOLDER PROPOSALS
Stockholder proposals intended to be presented at the 2014 Annual Meeting of the Stockholders of the Fund must be received by December 6, 2013, to be included in the Proxy Statement. A stockholder seeking to have a proposal considered at the 2014 Annual Meeting where the proposal is not received by December 6, 2013, should notify the Fund no later than February 14, 2014. If notice is not received by February 14, 2014, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund’s Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2014 Annual Meeting will be held in May of 2014.
Stockholders may send communications to the Board of Directors via the Fund’s address at 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA in care of J.P. Morgan Chase Bank, N.A. All communications received from stockholders are forwarded to the Board of Directors or to the specified Board member, as the case may be, for consideration and response.
SECTION 16(a) BENFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the 1934 Act requires the Fund’s directors and officers, certain persons affiliated with the Fund’s Investment Advisor and persons who beneficially own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.
Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner, except as follows: Form 3s (no securities owned) for directors of JFIMI, Roger Hepper, Howard Wang and Rukhshad Shroff, were not filed in a timely manner after such persons became reporting persons of the Fund.
OTHER MATTERS
The Board of Directors knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.
All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
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VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
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Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
270 Park Avenue
New York, NY 10017
on May 9, 2013

Please detach at perforation before mailing.

PROXY | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of JF China Region Fund, Inc. (the "Fund") hereby appoints Susan N. Morrison and Noël T. Barnes, or any of them, as proxies for the undersigned, with full power of substitution, in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, NY 10017, on Thursday, May 9, 2013, at 11:00 a.m., local time, and at any adjournment or postponement thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date

JFC_24494_031513

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on May 9, 2013.
The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/jfc-24494

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Directors recommends a vote "FOR" the following nominees.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors: 01. Alexander R. Hamilton 02. John R. Rettberg	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JFC_24494_031513